EXHIBITS
Exhibit 10.11


                          CLEARING AGREEMENT AMENDMENT

         CLEARING AGREEMENT AMENDMENT (the "Amendment"), made this _____ day of October, 2003, by and among Fiserv Securities, Inc. ("FSI") and CorpFin.com ("Introducing Firm"). Article I.
Article II. WHEREAS, FSI and Introducing Firm entered into a certain Clearing Agreement dated March 17, 2000 (together with all related amendments, the "Clearing Agreement").

         WHEREAS, On April 2, 2002 the Clearing Agreement renewed for an additional one year term and has renewed for additional one year terms.

         NOW, THEREFORE, FSI and the Introducing Firm agree as follows:

         Exhibit A. Exhibit "A" attached hereto is incorporated, in its entirety, into the Clearing Agreement.

         Conflict Between Agreements. To the extent that any provision or term of this Amendment conflicts with any provision or term of the Clearing Agreement or any related prior amendment, this Amendment will control. To the extent that any provision or term of this Amendment does not conflict with any provision or term of the Clearing Agreement or any related prior amendment, the terms and provisions of the Clearing Agreement and/or any prior amendments remain in force.

         Construction of Amendment. This Amendment has been negotiated by the respective parties hereto and their legal counsel and the language hereof will not be construed for or against any party. The Section headings used or contained in this Amendment are for convenience and reference only and shall not affect the construction of this Amendment. References herein to Sections and Schedules mean and refer to Sections of, and Schedules to, this Amendment, unless otherwise specified. Words in the singular include the plural, and words in the plural include the singular. Words in the masculine gender include the neuter and feminine genders, words in the feminine gender include the neuter and masculine genders and words in the neuter gender include the masculine and feminine genders.

         Exhibits. The terms and conditions of the Exhibits to this Amendment are incorporated herein by this reference and shall constitute part of this Amendment as if fully set forth herein. To the extent that the information contained in any Exhibit herein conflicts with the Clearing Agreement, related exhibits or prior amendments, the Exhibit herein shall be controlling. In the absence of any conflict, the terms and provisions of the Clearing Agreement, related exhibits and any prior amendments remain in force.

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         Severability. In the event any one or more of the provisions of this
Amendment shall for any reason be held to be invalid, illegal or unenforceable, the remaining provisions of this Amendment shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable provision, which, being valid, legal and enforceable, comes closest to the intention of the parties underlying the invalid, illegal, or unenforceable provision. If this Amendment or any provision hereof are held to be invalid, illegal or unenforceable under the laws of a particular state or jurisdiction, it is the intention of the parties that all of the provisions of this Amendment shall remain in full force and effect in all other states and jurisdictions.

         Entire Agreement. The terms and conditions stated herein constitute the entire agreement between FSI and Introducing Firm as to the subject matter of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by a duly authorized officer thereof, all as of the day and year first above written.

Fiserv Securities, Inc.                                Introducing Firm

Sign:/s/ Charles B. Landreth                   Sign: /s/ Joseph P. Tabback
         ----------------------------------         -----------------------

Print Name:  Charles B. Landreth               Print Name:  Joseph P. Tabback

Title:  Senior Vice President                  Title:  Executive VP, Trading
                                                       Manager and Director